Exhibit 99.1


     Citizens Communications to Release Fourth-Quarter Results and Host Call

STAMFORD, Conn., January 3, 2008 -- Citizens Communications Company (NYSE: CZN) plans to release fourth-quarter results on Tuesday, February 26, 2008 before the market opens and to host a conference call that day at 9 A.M. eastern time.

The conference call will be audiocast and may be accessed (live and replay) at https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrcxxmrsvwrncw
-------------------------------------------------------------

A telephonic replay of the conference call will be available from Noon eastern time, Tuesday, February 26, 2008 through Tuesday, March 4, 2008, at the above Website or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 4452883.

Contact:
Citizens Communications
Brigid Smith 203-614-5042
bsmith@czn.com
--------------